UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 22, 2014, the Board of Directors (the “Board”) of EXCO Resources, Inc. (the “Company”) approved Amendment Number Two (the “Amendment”) to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc., as amended (the “Director Plan”), effective as of May 22, 2014. The Amendment (i) removes the automatic annual stock option grants to each of the Company’s nonemployee directors and (ii) provides automatic annual grants of 5,000 shares of restricted stock to each of the Company’s nonemployee directors. The automatic annual grants of shares of restricted stock will be issued underneath the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, as amended (the “Incentive Plan”) on the second trading day after the press release containing the Company’s third quarter earnings is issued beginning in 2014 and continuing on an annual basis at such time every year thereafter.

The shares of restricted stock will vest in full on the first anniversary of the date of grant; provided, that no shares of restricted stock granted to a nonemployee director under the Director Plan and the Incentive Plan will vest, and any shares that would otherwise have vested will be forfeited, in any fiscal year in which the director attends less than seventy-five percent (75%) of the Board meetings held for that fiscal year. In the event a nonemployee director ceases to serve as a director for any reason, such director’s unvested shares of restricted stock will be forfeited.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment Number Two to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc., effective as of May 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: May 29, 2014	By:	/s/ Mark F. Mulhern
Name: Mark F. Mulhern
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment Number Two to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc., effective as of May 22, 2014.